CHINA BROADBAND, LTD.
(a company in the development stage)

CONSOLIDATED
FINANCIAL STATEMENTS

For the Period from August 2, 2006 (Inception)
To December 31, 2006

CHINA BROADBAND, LTD.
(a company in the development stage)

TABLE OF CONTENTS

UHY LLP
Certified Public Accountants

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
China Broadband, Ltd.

We have audited the accompanying consolidated balance sheet of China Broadband, Ltd. (a Cayman Islands company in the development stage) and subsidiary as of December 31, 2006, and the related consolidated statements of operations, stockholders' equity and cash flows for the period from August 2, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of China Broadband, Ltd. and subsidiary as of December 31, 2006, and the results of their operations and their cash flows for the period from August 2, 2006 (inception) to December 31, 2006 in conformity with United States generally accepted accounting principles.

As discussed in Note 6 to the financials, subsequent to year end, the Company was acquired by Alpha Nutra, Inc.

UHY LLP

Albany, New York
May 16, 2007

CHINA BROADBAND, LTD.
(a company in the development stage)
CONSOLIDATED BALANCE SHEET
December 31, 2006

ASSETS	
CURRENT ASSETS	
Cash	$ 53,170
Escrow cash	50,000
Total current assets	103,170
Issuance costs associated with private placement offering	103,653
Total assets	$ 206,823
LIABILITIES AND SHAREHOLDERS' EQUITY	
CURRENT LIABILITIES	
Accrued interest	$ 6,762
Convertible notes payable	325,000
Total liabilities	331,762
COMMITMENTS AND CONTINGENCIES	
SHAREHOLDERS' EQUITY (DEFICIT)	
Ordinary shares, $1.00 par value 50,000 shares authorized, issued and outstanding	50,000
Additional paid-in capital	-
Deficit accumulated during the development stage	(174,939)
Total shareholders' equity (deficit)	(124,939)
Total liabilities and shareholders' equity	$ 206,823

See notes to financial statements.

CHINA BROADBAND, LTD.
(a company in the development stage)
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period August 2, 2006 (Inception) to December 31, 2006

Formation costs	$ 168,177
Interest expense	6,762
Operating loss	174,939
Provision for income taxes	-
Net loss	$ 174,939

See notes to financial statements.

CHINA BROADBAND, LTD.

(a company in the development stage)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
For the Period August 2, 2006 (Inception) to December 31, 2006

	Ordinary Shares		Additional Paid-in Capital	Deficit Accumulated During the Development Stage	Shareholders' Equity
	Shares	Amount			
Shares issued August 2, 2006	50,000	$ 50,000	$ -	$ -	$ 50,000
Net loss	-	-	-	(174,939)	(174,939)
Balance at December 31, 2006	50,000	$ 50,000	$ -	$ (174,939)	$ (124,939)

See notes to financial statements.

CHINA BROADBAND, LTD.
(a company in the development stage)
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period August 2, 2006 (Inception) to December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES	
Net loss	$ 174,939
Adjustments to reconcile net loss to net cash used in operating activities:	
Change in operating assets and liabilities:	
Increase in accrued expenses	6,762
Net cash provided by operating activities	181,701
CASH FLOWS FROM INVESTING ACTIVITIES	
Deposits to escrow cash	(50,000)
Net cash used in investing activities	(50,000)
CASH FLOWS FROM FINANCING ACTIVITIES	
Proceeds from sale of ordinary shares to founding shareholders	-
Proceeds from convertible notes payable	325,000
Deferred costs associated with private placement	(103,653)
Net cash provided by financing activities	221,347
Net increase in cash	353,048
Cash at beginning of period	-
Cash at end of period	$ 353,048
SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES	
Ordinary shares issued in exchange for formation costs incurred by founding shareholders	$ 50,000

See notes to financial statements.

NOTE 1 — ORGANIZATION AND BUSINESS OPERATIONS

China Broadband, Ltd. (the "Company") was incorporated in the Cayman Islands on August 2, 2006 as a blank check company whose objective was to acquire, through a stock exchange, asset acquisition or similar business combination, an operating business, or control such operating business through contractual arrangements, that has its principal operations located in the People's Republic of China (China).

At December 31, 2006, the Company had not yet commenced any operations. Activity through December 31, 2006 relates to the Company's formation and the private placement offerings as described below. The Company has selected December 31 as its fiscal year end.

The Company owns 100% of Beijing Zhong Kuan Hua Shi Network Information Technology Co. Ltd., which is a wholly foreign-owned enterprise (WFOE) organized and established under the laws of China on December 31, 2006. The WFOE commenced operations in April 2007 as a result of its acquisition of a China based cable broadband business (Note 6).

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and the WFOE.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 3 — SHAREHOLDERS' EQUITY

The authorized share capital of the Company is US$50,000 comprised of 50,000 ordinary shares of a nominal of par value of US$1.00 each.

In lieu of being reimbursed for expenses related to the organization of the Company, the founding shareholders received an aggregate of 50,000 ordinary shares.

Formation costs of the Company have been expensed.

NOTE 4 — DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal and underwriting fees incurred through the balance sheet date that are directly related to the Private Placement Offerings in 2006 and 2007. Such costs will be charged to stockholders' equity upon the receipt of the capital raised and the conversion of notes payable to capital stock.

NOTE 5 — PRIVATE PLACEMENT

On September 22, 2006 the Company completed an offering of $325,000 principal amount of its 7% Convertible Promissory Notes (the "Convertible Notes"). Proceeds from the offering were used for working capital purposes. Interest on the notes was due and payable in cash on February 28, 2007 and provided for conversion into securities of any acquiring company. All of the notes were converted subsequent to December 31, 2006 into 1,300,000 common shares of Alpha Nutra, Inc. (Note 6). Placement fees paid in connection with the offering were $32,500.

In connection with the 2006 private placement, the Company also agreed to issue 48,000 shares as consideration for services provided by the placement agent. The obligation to issue the shares was assumed pursuant to a Share Exchange Agreement (Note 6). Such shares were issued subsequent to December 31, 2006.

NOTE 6 — SUBSEQUENT EVENTS

On January 23, 2007, pursuant to a Share Exchange Agreement, Alpha Nutra Inc. ("Alpha Nutra"), a Nevada corporation, acquired 100% of the outstanding shares of the Company from its shareholders resulting in the Company becoming a wholly owned subsidiary of Alpha Nutra.

In exchange therefore, and pursuant to the terms of the Share Exchange Agreement, Alpha Nutra issued 39,865,506 shares of Common Stock, par value $.001 per share (2,000,000 shares of which are held in escrow), and assumed obligations of the Company under its $325,000 principal amount of Convertible Notes, which became convertible into 1,300,000 shares of common stock and other related obligations. All holders of the Convertible Notes have requested conversion of the outstanding principal balance into Alpha Nutra Common Stock.

Simultaneous with the closing of the Share Exchange Agreement, on January 23, 2007, Alpha Nutra, doing business as "China Broadband", completed an offering of $3,000,000, consisting of 6,000,000 shares of common stock and 3,000,000 redeemable warrants. The proceeds from this offering were used to acquire and operate an existing broadband internet service in Shandong Province of The People's Republic of China through our WFOE. A total of $4,000,000 has been raised pursuant to the offering, consisting of 8,000,000 common shares of Alpha Nutra and 4,000,000 warrants.

NOTE 6 — SUBSEQUENT EVENTS (Continued)

After the Closing Date of the Share Exchange Agreement, WFOE entered into a Cooperation Agreement (the "Cooperation Agreement") with Jian Guangdian Jiahe Digital Television Co., Ltd ("Jinan Parent") on December 26, 2006, pursuant to which, among other things, it agreed to acquire a 51% interest in Jia He Broadband Ltd. ("Jinan Broadband"), a "joint venture" company formed for the purposes of holding the broadband cable internet business of Jinan Parent. The Cooperation Agreement relates to the terms of the acquisition of Jinan Broadband. At the closing of this transaction, the parties are also required to enter into an Exclusive Service Agreement relating to the shared management and revenue rights of both the Company and Jinan Parent, which will own the remaining 49% of Jinan Broadband.

On February 15, 2007, the first installment of $2,550,000 was made for the purchase of a 51% controlling interest in Jinan Broadband which will acquire the broadband business of Jinan Parent. The total purchase price is $5,100,000. The remaining portion of the purchase price of $2,550,000 is payable within 9 months of the acquisition. The acquisition became effective April 1, 2007.

Effective May 4, 2007, Alpha Nutra changed its name to China Broadband, Inc.